UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 6, 2018

HOVNANIAN ENTERPRISES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-8551	22-1851059
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

90 Matawan Road, 5th Floor

Matawan, New Jersey 07747
(Address of Principal Executive Offices) (Zip Code)

(732) 747-7800

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since

Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                       ☐

Item 7.01 Regulation FD Disclosure.

 On April 6, 2018, Hovnanian Enterprises, Inc. (the “Company”) made available presentation slides with respect to the Exchange Offer (defined under Item 8.01 below) and Existing 2022 Notes Consent Solicitation (defined under Item 8.01 below). A copy of the presentation slides is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Item 8.01 Other Events.

Exchange Offer

On April 6, 2018, the Company issued a press release announcing that K. Hovnanian Enterprises, Inc. (“K. Hovnanian”) has commenced a private offer to eligible holders to exchange (the “Exchange Offer”) any and all of K. Hovnanian’s $440.0 million outstanding 10.000% Senior Secured Notes due 2022 (the “Existing 2022 Notes”) and $400.0 million 10.500% Senior Secured Notes due 2024 (together with the Existing 2022 Notes, the “Existing Notes”) for K. Hovnanian’s newly issued 3.0% Senior Notes due 2047 (the “New Notes”). The Exchange Offer is subject to the terms and conditions set forth in the Confidential Offering Memorandum and in the related Letter of Transmittal and Consent (collectively, the “Exchange Offer Documents”), including that at least $150.0 million in aggregate principal amount of the Existing Notes have been validly tendered (and not validly withdrawn prior to the Withdrawal Deadline (as defined below)) by holders thereof prior to the Early Tender Deadline (as defined below) and accepted by K. Hovnanian.

The Exchange Offer will expire at 11:59 p.m., New York City time, on May 3, 2018, unless extended or earlier terminated (such time and date, as the same may be extended, the “Expiration Time”). In order to receive the exchange consideration of $1,250 principal amount of New Notes for each $1,000 principal amount of Existing Notes (the “Exchange Consideration”) on the Early Settlement Date (as defined below), eligible holders must validly tender their Existing Notes prior to 5:00 p.m., New York City time, on April 19, 2018, unless extended (such time and date, as the same may be extended, the “Early Tender Deadline”). Eligible holders who validly tender their Existing Notes after the Early Tender Deadline but on or prior to the Expiration Time will receive the Exchange Consideration on the Final Settlement Date (as defined below). Existing Notes tendered may be withdrawn at any time prior to 5:00 p.m., New York City time on April 19, 2018, unless extended (as the same may be extended, the “Withdrawal Deadline”), but not thereafter, unless required by applicable law.

Assuming that the conditions to the Exchange Offer are satisfied or waived, K. Hovnanian anticipates that the “Early Settlement Date” will be the second business day after the Early Tender Deadline. Assuming that the conditions to the Exchange Offer are satisfied or waived, the “Final Settlement Date” is expected to be the business day after the Expiration Time.

The New Notes have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. The New Notes may not be offered or sold within the United States or to U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

Consent Solicitation

In conjunction with the Exchange Offer, K. Hovnanian is soliciting consents (the “Existing 2022 Notes Consent Solicitation”) from the holders of the Existing 2022 Notes to amend (the “Proposed Amendment”) the indenture governing the Existing 2022 Notes to eliminate the restrictions on K. Hovnanian’s ability to purchase, repurchase, redeem, acquire or retire for value K. Hovnanian’s 8.000% Senior Notes due 2019 and refinancing or replacement indebtedness in respect thereof and refinancing or replacement indebtedness in respect of K. Hovnanian’s previously outstanding 7.000% Senior Notes due 2019, including K. Hovnanian’s 5.0% Senior Notes due 2040, 13.5% Senior Notes due 2026 and unsecured term loan facility. The Existing 2022 Notes Consent Solicitation is being made in accordance with the terms and subject to the conditions stated in the Exchange Offer Documents, including the receipt of the consent of the holders of at least a majority in aggregate principal amount of the outstanding Existing 2022 Notes. Holders of Existing 2022 Notes may not consent to the Proposed Amendment without tendering their Existing 2022 Notes in the Exchange Offer and holders of Existing 2022 Notes may not tender their Existing 2022 Notes in the Exchange Offer without consenting to the Proposed Amendment.

This Current Report on Form 8-K is neither an offer to purchase or sell nor a solicitation of an offer to sell or buy the Existing Notes, the New Notes or any other securities of K. Hovnanian or the Company. The Exchange Offer is being made solely on the terms and subject to the conditions set forth in the Exchange Offer Documents and the information in this Current Report on Form 8-K is qualified by reference to such Exchange Offer Documents. This Current Report on Form 8-K also is not a solicitation of consents to the Proposed Amendment, and the Existing 2022 Notes Consent Solicitation is being made solely on the terms and subject to the conditions set forth in the Exchange Offer Documents and the information in this Current Report on Form 8-K is qualified by reference to such documents.

 A copy of the press release announcing the Exchange Offer and Existing 2022 Notes Consent Solicitation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Additional Information

In connection with the Exchange Offer and the Existing 2022 Notes Consent Solicitation, the Company is disclosing under this Item 8.01 the information included as Exhibit 99.2 hereto, which is incorporated herein by reference.

*        *        *        *

All statements in this Current Report on Form 8-K that are not historical facts should be considered as “Forward-Looking Statements” within the meaning of the “Safe Harbor” provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Although the Company believes that our plans, intentions and expectations reflected in, or suggested by, such forward-looking statements are reasonable, we can give no assurance that such plans, intentions or expectations will be achieved. By their nature, forward-looking statements: (i) speak only as of the date they are made, (ii) are not guarantees of future performance or results and (iii) are subject to risks, uncertainties and assumptions that are difficult to predict or quantify. Therefore, actual results could differ materially and adversely from those forward-looking statements as a result of a variety of factors. Such risks, uncertainties and other factors include, but are not limited to, (1) changes in general and local economic, industry and business conditions and impacts of a sustained homebuilding downturn; (2) adverse weather and other environmental conditions and natural disasters; (3) levels of indebtedness and restrictions on the Company’s operations and activities imposed by the agreements governing the Company’s outstanding indebtedness; (4) the Company's sources of liquidity; (5) changes in credit ratings; (6) changes in market conditions and seasonality of the Company’s business; (7) the availability and cost of suitable land and improved lots; (8) shortages in, and price fluctuations of, raw materials and labor; (9) regional and local economic factors, including dependency on certain sectors of the economy, and employment levels affecting home prices and sales activity in the markets where the Company builds homes; (10) fluctuations in interest rates and the availability of mortgage financing; (11) changes in tax laws affecting the after-tax costs of owning a home; (12) operations through joint ventures with third parties; (13) government regulation, including regulations concerning development of land, the home building, sales and customer financing processes, tax laws and the environment; (14) product liability litigation, warranty claims and claims made by mortgage investors; (15) levels of competition; (16) availability and terms of financing to the Company; (17) successful identification and integration of acquisitions; (18) significant influence of the Company’s controlling stockholders; (19) availability of net operating loss carryforwards; (20) utility shortages and outages or rate fluctuations; (21) geopolitical risks, terrorist acts and other acts of war; (22) increases in cancellations of agreements of sale; (23) loss of key management personnel or failure to attract qualified personnel; (24) information technology failures and data security breaches; (25) legal claims brought against the Company and not resolved in the Company’s favor; and (26) certain risks, uncertainties and other factors described in detail in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2017 and subsequent filings with the Securities and Exchange Commission. Except as otherwise required by applicable securities laws, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are attached to this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press release, dated April 6, 2018 announcing the Exchange Offer and the Existing 2022 Notes Consent Solicitation
99.2	Additional information – Risk factor
99.3	Presentation slides – Exchange Offer and Existing 2022 Notes Consent Solicitation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOVNANIAN ENTERPRISES, INC. (Registrant)

By:	/s/ Michael Discafani
Name: Michael Discafani
Title: Vice President, Corporate Counsel and Secretary

Date: April 6, 2018